Exhibit 10.1

AMENDMENT TO INDEMNIFICATION AGREEMENT

This Amendment to Indemnification Agreement (this “Amendment”) is dated as of January 13, 2003 among Embrex, Inc. (the “Company”) and David L. Castaldi.

WITNESSETH:

WHEREAS, the Company entered into the Indemnification Agreement dated as of April 1, 1999 (the “Indemnification Agreement”) among the Company and the Directors of the Company on such date;

WHEREAS, the Indemnification Agreement was amended by an Amendment dated as of May 17, 2001 and an Amendment dated as of February 14, 2002, in order to add certain new Directors as parties thereto;

WHEREAS, on January 13, 2003, Mr. David L. Castaldi was elected to the Board of Directors of the Company; and

WHEREAS, the Company wishes to add Mr. Castaldi as a party to the Indemnification Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Indemnification Agreement is hereby amended, effective as of January 13, 2003, to add and include David L. Castaldi as an “Indemnitee” under and as defined in the Indemnification Agreement. The Indemnification Agreement is hereby further amended by adding the following at the end of Schedule A to the Indemnification Agreement:

“David L. Castaldi

11 Bellingham Road

Chestnut Hill, MA 02467-3229”

2. This Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Indemnification Agreement.

3. From and after the date hereof, all references to the Indemnification Agreement shall be deemed to be references to the Indemnification Agreement as amended hereby.

4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment may be executed and delivered by telecopy or facsimile machine.

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment on or about May 15, 2003 with an effective date as of January 13, 2003.

EMBREX, INC.

By:	/s/ RANDALL L. MARCUSON
Randall L. Marcuson President and Chief Executive Officer

/s/ DAVID L. CASTALDI
David L. Castaldi

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